SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 22, 2004


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                    0-13368                    37-1103704
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                                 (217) 234-7454
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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Item 5.  Other Events

     On June 22, 2004, the Board of Directors of First Mid-Illinois Bancshares, Inc. approved a three-for-two stock split in the form of a 50 percent stock dividend. The stock dividend will be paid on July 16, 2004 to stockholders of record on July 6, 2004.

     The stock dividend will increase the number of shares issued and outstanding by approximately 1,490,770 shares. Shareholders of record on July 6, 2004 can expect to receive specific information concerning their stock dividend shortly after July 16, 2004.

















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST MID-ILLINOIS BANCSHARES, INC.


Dated:  June 22, 2004               By: __________________________________
                                        William S. Rowland
                                        President and Chief Executive Officer